UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2018

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification Number)
organization)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01                         Entry Into a Definitive Material Agreement.

On August 30, 2018, Golden Minerals Company (the “Company”), through its wholly owned subsidiary Minera de Cordilleras, S. de R.L. de C.V. (“MC”), sold 100% of its remaining right, title and interest in and to the mining concessions and related interests and contractual rights in connection with the Company’s Celaya exploration property in Mexico to Minera Adularia Exploración, S. de R.L. de C.V., an affiliate of The Electrum Group LLC (“Adularia”), in exchange for a payment of $3.0 million. Any Mexican VAT payable as a result of the sale is payable by Adularia.

The sale was memorialized in (i) a Contract of Assignment of Rights dated August 30, 2018 among MC and Adularia (the “Contract of Assignment”) and (ii) an Assignment of Rights Agreement dated August 30, 2018 among MC and Adularia (the “Assignment of Rights” and together with the Contract of Assignment, the “Assignment Agreements”). The mining concessions and related interests and contractual rights sold were subject to a certain earn-in agreement, as amended, between MC and Adularia, which was terminated upon entry into the Assignment Agreements.

The foregoing description of the Contract of Assignment and Assignment of Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Contract of Assignment and Assignment of Rights, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description
10.1	Contract of Assignment of Rights dated August 30, 2018 among Minera de Cordilleras, S. de R.L. de C.V. and Minera Adularia Exploración, S. de R.L. de C.V.

10.2	Assignment of Rights Agreement dated August 30, 2018 among Minera de Cordilleras, S. de R.L. de C.V. and Minera Adularia Exploración, S. de R.L. de C.V.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2018

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary